UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2003

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3150 Sabre Drive
Southlake, Texas 76092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable.

(Former name or former address, if changed since last report.)

Item 5.                    Other Events and Regulation FD Disclosure.

Sabre Holdings Corporation (the “Company”) announced on April 17, 2003 that its Board of Directors declared on April 16, 2003 a quarterly cash dividend of $0.07 per share, payable on May 15, 2003, to stockholders of record as of the close of regular trading on the New York Stock Exchange on April 30, 2003.  The Company will pay with respect to this dividend an aggregate of approximately $10 million.  The dividend is the first dividend declared by the Company since the extraordinary dividend paid to the Company’s stockholders on February 18, 2000, in connection with its March 2000 separation from AMR Corporation.  The Company also announced that its Board of Directors currently intends to consider declaring and paying comparable future dividends on a regular quarterly basis, subject to the financial ability of the Company to pay dividends, and to a determination by the Board of Directors that dividends continue to be in the best interests of the Company and its stockholders.

Item 9.                    Regulation FD Disclosure.

On April 17, 2003, the Company issued the news release attached hereto as Exhibit 99.1 announcing the declaration of a quarterly cash dividend.

On April 17, 2003, the Company issued the news release attached hereto as Exhibit 99.2 reporting the financial results of the Company for the quarter ended March 31, 2003 (the “Earnings Release”).

Item 12.                  Results of Operations and Financial Condition.

The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

The Earnings Release reports the financial results of the Company for the quarter ended March 31, 2003.  In the Earnings Release, the Company utilized the non-GAAP financial measures discussed below.  A reconciliation of the Non-GAAP financial measures discussed below to the comparable GAAP financial measures is contained in the attached Earnings Release.

Non-GAAP Financial Measures

The Earnings Release contains financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations.  The Company’s management uses these non-GAAP measures for the same purpose.  The Company has provided definitions below for the non-GAAP financial measures utilized in the Earnings Release, together an explanation of why management uses these measures, and why management believes that these non-GAAP financial measures are useful to investors.

EBITDA: As used in the Release, EBITDA is defined as net income (loss) from continuing operations before interest income and expense, income taxes, depreciation and amortization and other income (expense), net. The Company’s management uses EBITDA as a supplemental financial measurement in the evaluation of our business and interprets trends in EBITDA in a similar manner as trends in cash flows and liquidity.  The Company’s management believes that EBITDA may provide additional information with respect to the Company’s ability to meet its future debt service, capital expenditures and working capital requirements.  EBITDA is not a measure of financial performance under GAAP.  Accordingly, it should not be considered as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP.  When evaluating EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in EBITDA, (ii) whether EBITDA has remained at positive levels historically and (iii) how EBITDA compares to levels of interest expense.  Because EBITDA excludes some, but not all, items that affect net income and may vary among companies, the EBITDA presented in the Earnings Release may not be comparable to similarly titled measures of other companies.  While the Company believes that EBITDA may provide additional information with respect to the Company’s ability to meet its future debt service, capital expenditures and working capital requirements, functional or legal requirements of the Company’s business may require us to utilize its available funds for other purposes.

Earnings per share (EPS), excluding special cash and one-time charges and gains: This non-GAAP financial measure is defined as the portion of the Company’s profit assigned to each share of stock, excluding the special cash and one-time charges and gains described in the Release.  Special items in the first quarter of 2003 included a one-time gain in revenue from a settlement with two travel agency subscribers, in exchange for allowing them to cancel their subscriber agreements.  Special items also included stock compensation and amortization of intangible assets, less taxes and minority interests.  Further details can be found in the reconciliation included in the Earnings Release.  This measure is provided because the Company’s management uses this information in evaluating the results of the continuing operations of the Company and believes that this information provides investors with better insight into the period over period financial performance of the Company.

Free Cash Flow:  The Company calculates free cash flow as the sum of net earnings and depreciation and amortization expense, less other, net, and additions to property and equipment.  Management of the Company believes that this non-GAAP financial measure is a useful indicator in evaluating the overall financial performance of the Company and its ability to repay debt or make future investments.  Free cash flow may not be comparable to other similarly titled measures of other companies, and should not be considered in isolation or as a substitute for net income, operating cash flow or any other measure of financial performance prepared in accordance with generally accepted accounting principles.

Net Earnings, excluding special items (Adjusted Net Earnings):  The Company calculates this non-GAAP financial measure as the results of the Company’s business operations (revenue and expenses) for the quarter, less the special items described above in the discussion of adjusted EPS, which are itemized in the reconciliation contained in the Earnings Release.  Management of the Company uses this information in evaluating the results of the continuing operations of the Company and believes that this information provides investors with better insight into the period over period financial performance of the Company.

Revenue, excluding a one-time gain in revenue:  This measure consists of the GAAP revenue, less a one-time gain in revenue of approximately $37 million from a settlement with two travel agency subscribers, in exchange for allowing them to cancel their subscriber agreements.  Management of the Company believes that excluding the one-time gain in revenue is meaningful to investors because the revenue, as adjusted, provides a measure of the cash-generating nature of the Company’s ongoing business by removing an item that does not represent the ongoing benefits of doing business.  The Company’s management uses this non-GAAP financial measure for this same purpose.

Exhibit(s)

Exhibit	Description
99.1	News release announcing quarterly dividend, issued by Sabre Holdings Corporation on April 17, 2003.

99.2	News release reporting First Quarter, 2003 Financial Results, issued by Sabre Holdings Corporation on April 17, 2003.

All of the information furnished in Items 9 and 12 of this report and the accompanying exhibit(s) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

By:	/s/ James F. Brashear
Name:	James F. Brashear
Title:	Corporate Secretary

Date: April 17, 2003

EXHIBIT INDEX

Exhibit 99.1:	News release announcing quarterly dividend, issued by Sabre Holdings Corporation on April 17, 2003.

Exhibit 99.2:	News release reporting First Quarter, 2003 Financial Results, issued by Sabre Holdings Corporation on April 17, 2003.